Exhibit 10.3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

STARCO BRANDS, INC.

WARRANT

TO

PURCHASE COMMON STOCK

Effective as of December 29, 2022

Void After December 29, 2027

This Certifies That, for value received, Ross Sklar, an individual (“Holder”), is entitled to subscribe for and purchase from STARCO BRANDS, INC., a Nevada corporation (the “Company”), during the Exercise Period (as defined below), up to that number of shares of the Company’s common stock equal to the Exercise Shares at the Exercise Price (each as hereinafter defined), subject to the provisions and upon the terms and conditions provided herein.

1.         Definitions. As used herein, the following terms shall have the following respective meanings:

(a)    “Exercise Period” shall mean the period commencing on the date first set forth above and ending on December 29, 2027, in accordance with the vesting and exercise schedule attached hereto as Appendix A, unless sooner terminated as provided below.

(b)    “Exercise Price” shall mean, for each Exercise Share issuable upon exercise of this Warrant, one cent ($0.01) subject to adjustment pursuant to Section 4 and Section 5.

(c)    “Exercise Shares” shall mean the Exercise Shares issuable upon exercise of this Warrant, initially equal to Two Hundred Eighty-Five Thousand Seven Hundred Fourteen (285,714) shares of the Company’s common stock in the aggregate, subject to adjustment pursuant to Section 4 and Section 5.

(d)    “Warrant” shall mean this Warrant to purchase Exercise Shares, which shall be treated as non-qualified stock options.

2.    Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period to the extent the number of Exercise Shares have vested and are exercisable in accordance with Section 4.3, by delivery of the following to the Company at its address set forth below (or at such other address as it may designate by notice in writing to the Holder):

(a)    Delivery. Holder shall deliver:

(i)    An executed Notice of Exercise in the form attached hereto as Exhibit A (the “Notice of Exercise”);

(ii)    Payment of the Exercise Price, at the option of the Holder either (i) in cash, wire or by check, (ii) by cancellation of indebtedness owed by the Company to Holder; or (iii) through the Cashless Exercise procedure specified in Section 2(b) below and in the applicable Notice of Exercise; and

(iii)    This Warrant.

(b)    Cashless Exercise(s).

(i)    No Registration Cashless Exercise. This Warrant may be exercised, in whole or in part, at such time by means of a “Cashless Exercise” in which the Holder shall be entitled to receive a number of Exercise Shares in an amount equal to the quotient obtained by dividing (X multiplied by (A-B)) by (A) , where:

(A) =

as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the common stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =

the number of Exercise Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a Cashless Exercise.

If Exercise Shares are issued in such a Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Exercise Shares shall take on the characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(b)(i).

Upon the exercise of the rights represented by this Warrant, the Exercise Shares so purchased shall be registered in the name of the Holder, and shall be issued and delivered to the Holder electronically through book entry delivery within a reasonable time after the rights represented by this Warrant shall have been so exercised.

The person in whose name any book entry Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of book entry delivery of such Exercise Shares, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

This Warrant is being granted in connection with the Holder or its affiliates providing services to the Company. The exercise of this Warrant, or any portion thereof, shall be reported as compensation by the Company.

Definitions in this Section 2

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the common stock is then listed or quoted on a Trading Market, the bid price of the common stock for the time in question (or the nearest preceding date) on the Trading Market on which the common stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average per share price of the common stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the common stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the common stock are then reported on the OTC Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the common stock so reported, or (d) in all other cases, the fair market value of a share of common stock as determined by an independent appraiser selected in good faith by the Company and either (i) the Holder, or (ii) the holders of a majority in interest of the Warrants then outstanding, the fees and expenses of which shall be paid by the Company.

“Trading Day” means a day on which the common stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the common stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the common stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the common stock for such date (or the nearest preceding date) on the Trading Market on which the common stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the common stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the common stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the common stock is then reported on the OTC Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the common stock so reported, or (d) in all other cases, the fair market value of a share of common stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

3.    Covenants of the Company.

3.1    Covenants as to Issuance of Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof.

3.2    Reservation of Sufficient Exercise Shares. The Company covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved a sufficient number of Exercise Shares to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued Exercise Shares shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Exercise Shares to such number as shall be sufficient for such purposes.

4.    Adjustment of Exercise Price, Exercise Shares and Character of Exercise Shares.

4.1    Recapitalization, Reclassification or Reorganization. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant, on exercise for the same Aggregate Exercise Price (as defined below), the total number, class, and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this Section 4, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

4.2    Consolidation, Merger or Sale of Assets. If any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Exercise Shares shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Exercise Shares, then, as a condition of such consolidation, merger or sale, lawful and adequate provision shall be made whereby Holder shall have the right to acquire and receive, upon exercise of this Warrant, in lieu of the Exercise Shares, such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding Exercise Shares as would have been received upon exercise of this Warrant at the Exercise Price. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to Holder at the last address of Holder appearing on the books of the Company, the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to receive. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Exercise Shares, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale Holder shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Exercise Shares or the stock, securities or assets, or the equivalent, issued to previous holders of Exercise Shares in accordance with such offer. For purposes hereof the term “Affiliate” with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

4.3    Vesting Provision. This Warrant shall vest and become exercisable in accordance with Appendix A attached hereto. Any interpretation of the rules and the performance of responsibilities in connection with the vesting provisions in Appendix A shall be at the Company’s sole discretion.

5.    Certificate of Adjustment. In each case of an adjustment or readjustment of the Exercise Price or Exercise Shares, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder of this Warrant shown on the Company’s books at the Holder’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including, as applicable, a statement of (i) the consideration received or deemed to be received by the Company for any additional Units issued or sold or deemed to have been issued or sold, (ii) the Exercise Price and Exercise Shares at the time in effect, (iii) the number of additional Units and (iv) the type and amount, if any, of other property which at the time would be received upon exercise of this Warrant.

6.    Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, round down to the nearest whole share.

7.    Representations of Holder.

7.1    Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring this Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of this Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

7.2    Securities Are Not Registered.

(a)    The Holder understands that this Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b)    The Holder recognizes that this Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register this Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c)    The Holder is aware that neither this Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

7.3    Disposition of Warrant and Exercise Shares.

(a)    The Holder further agrees not to make any disposition of all or any part of this Warrant or Exercise Shares in any event unless and until:

(i)    The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Securities and Exchange Commission with respect to the proposed disposition;

(ii)    There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)    The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws.

(b)    The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

8.    Market Stand-Off Agreement. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Exercise Shares (or other securities) of the Company held by Holder, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act. Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Exercise Shares (or other securities) until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9.    Transfer of Warrant. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto as Exhibit B (the “Assignment Form”) only for bona fide estate planning purposes by the holder thereof to his or her issue, or to a trustee or trustees of a trust, or such trust, whose vested beneficiaries then include a member or members of such holder’s immediate family. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

10.    Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11.    Amendment. Any term of this Warrant may be amended or waived with the written consent of both the Company and the holder hereof.

12.    Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page hereto and to the holder at the address listed on the signature page hereto, or such other address as such party may designate by ten (10) days advance written notice to the other party.

13.    Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Nevada without giving effect to conflicts of laws principles.

[Signature Page Follows]

In Witness Whereof, the Company has caused this Warrant to Purchase Common Stock to be executed by its duly authorized officer as of the date first written above.

COMPANY:

STARCO BRANDS, INC.

December 31, 2022	By:	/s/ Darin Brown
Darin Brown
Director

Address: Starco Brands, Inc.
250 26th Street, Suite 200
Santa Monica, California 90402

HOLDER:

By:	/s/ Ross Sklar
Ross Sklar

NOTICE OF EXERCISE

TO: STARCO BRANDS, INC.

(1)    The undersigned hereby elects to purchase __________________ Exercise Shares of Starco Brands, Inc., a Nevada corporation (the “Company”), pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)    Payments shall take the form of (check applicable box(es)):

☐ $_________ in lawful money of the United States; and/or

☐ cancellation of indebtedness owed by the Company to the undersigned in the amount of $__________; or

☐ if permitted the cancellation of such number of Exercise Shares as is necessary, in accordance with the formula set forth in Sections 2(b), to exercise this Warrant with respect to the maximum number of Exercise Shares purchasable pursuant to the Cashless Exercise procedures set forth in Section 2.

(3)    Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

[To be completed upon exercise by holder]

(4)    The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Exercise Shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or, if reasonably requested by the Company, the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(5)

(Date)	(Signature) (Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:

                                              (Please Print)

Address:

                                              (Please Print)

Dated: __________, 202__

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of this Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

APPENDIX A

Vesting:

       All Warrants shall be vested upon the Effective Date.

Exercise:

The Holder hereof may exercise any vested Warrants to purchase shares of Company common stock until the Void After Date.